Exhibit 10.9

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

AAL-LA-21001078

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas
75261-9616

Subject:    Amendment 1 to [****] Agreement Number AAL-LA-2100511

This agreement (Amendment 1), between American Airlines, Inc. (Customer) and The Boeing Company (Boeing), supplements and amends in part, the agreement number AAL-LA-2100511 executed by Boeing and Customer on March 9, 2021, relating to [****] for 787 [****] (as defined therein) ([****] Agreement). All capitalized terms used and not defined herein have the same meaning as in the [****] Agreement.
In recognition of [****] in the Boeing [****] to Customer, and the [****] on Customer’s [****] ([****]), Boeing and Customer agree that it is [****] to amend certain terms and provisions of the [****] Agreement.
In consideration of the [****] contained herein, Customer and Boeing agree to amend the [****] Agreement via this Amendment 1 as follows:
1. Boeing [****] to Customer, [****] ([****]) ([****]) from Customer [****] on the following [****] Aircraft:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
    At delivery of the [****] Aircraft in the above table, the [****] for each such Aircraft will [****].
For the sake of clarity, Boeing’s [****] of [****] to Customer as described in this Amendment 1 are [****] an [****] to the [****].
2.Customer and Boeing agree that in [****] of the [****] Agreement [****] the Aircraft with the [****], is [****] to [****] and the note at the bottom of the page of Attachment A of the [****] Agreement which reads:

BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

“* For this aircraft, [****]. For the avoidance of doubt, [****].”
Is replaced with:
“* For this aircraft, [****]. For the avoidance of doubt, [****].”
    Except as expressly modified by the terms of this Amendment 1, all terms and conditions of the [****] Agreement remain unchanged and in full force and effect.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Amendment 1 will be subject to the terms and conditions of Letter Agreement No. 6-1162-TRW-0673R1 entitled “Confidentiality”.

ACCEPTED AND AGREED:

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ The Boeing Company	By:	/s/ Treasurer

Title:	Attorney-in-Fact	Title:	VP, Treasurer

Date:	March 25, 2021	Date:	March 25, 2021

AAL-LA-21001078    Page 2
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]